CASH, CASH EQUIVALENTS AND CASH	12 Months Ended
Dec. 31, 2024
CASH, CASH EQUIVALENTS AND CASH
CASH, CASH EQUIVALENTS AND CASH

5.CASH, CASH EQUIVALENTS AND CASH

Cash and cash equivalents comprise cash on hand, cash in banks, cash in transit and short-term, highly liquid investments, which are unrestricted as to withdrawal and use, with an original maturity of not more than three months that are readily convertible into known amount of cash and that are subject to an insignificant risk of change in value.

Restricted cash is comprised primarily of cash as collateral for letters of credit issued to the landlords for certain of the Group’s leased facilities, cash receipts from customers at commercial banks which are temporarily frozen and checked before being transferred to current accounts of the Group, autonomous vehicle manufacturing surety bonds and cash held as collateral for sales to commercial banking partner/leasing company with a resale value guarantee. The Company determines current or non-current classification based on the expected duration of the restriction.

Details of cash and cash equivalent and restricted cash are presented in the consolidated statements of cash flows as below:

	As of December 31,
	2022	2023	2024	2024
	VND million	VND million	VND million	USD
Cash on hand	382	1,279	28	1,151
Cash at banks	4,357,824	4,094,193	2,223,405	91,366,550
Cash equivalents (*)	3,425	—	1,083,360	44,518,595
Total cash and cash equivalents	4,361,631	4,095,472	3,306,793	135,886,295
Short-term restricted cash	—	102,932	2,371,038	97,433,244
Long-term restricted cash	—	660,363	1,610,439	66,177,892
Total cash, cash equivalents and restricted cash	4,361,631	4,858,767	7,288,270	299,497,432
(*)	Cash equivalents as of December 31, 2024 represents bank deposits with term of 1 month and earns interest rate ranging from 4.75% to 5.75% per annum.